EXHIBIT 10.29

EXECUTION

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THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT BETWEEN

SMITHKLINE BEECHAM CORPORATION D/B/A GLAXOSMITHKLINE AND EXELIXIS,

INC. EFFECTIVE OCTOBER 28, 2002.

This THIRD AMENDMENT (the “Third Amendment”) is entered into as of January 10, 2005 (the “Third Amendment Effective Date”), by and between SMITHKLINE BEECHAM CORPORATION, a Pennsylvania corporation, doing business as GlaxoSmithKline (“GSK”), and EXELIXIS, INC., a Delaware corporation (“EXEL”). EXEL and GSK are each referred to herein individually as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Loan and Security Agreement effective as of October 28, 2002, as amended by a First Amendment to the Loan and Security Agreement dated December 5, 2002, and a Second Amendment to the Loan and Security Agreement dated September 20, 2004 (the Loan and Security Agreement as amended by such First Amendment and Second Amendment, the “Loan Agreement”) in furtherance of the Parties’ collaboration to discover, develop and commercialize novel therapeutics; and

WHEREAS, the Parties now desire to amend certain provisions of the Loan Agreement as set forth below in this Third Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contain, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. AMENDMENT OF THE LOAN AGREEMENT

The Parties hereby agree to amend the terms of the Loan Agreement as provided below, effective as of the Third Amendment Effective Date. To the extent that the Loan Agreement is explicitly amended by this Third Amendment, the terms of this Third Amendment will control where the terms of the Loan Agreement are contrary to or conflict with the following provisions. Where the Loan Agreement is not explicitly amended, the terms of the Loan Agreement will remain in full force and effect. Capitalized terms used in this Third Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Loan Agreement.

1.1 Amendment of Section 1.16. Section 1.16 is hereby deleted in its entirety and replaced with the following:

“1.16 “Development Candidate” shall mean any Development Candidate (as such term is defined in the Development Agreement after the Third Amendment Effective Date) other than any Licensable Compound.”

1.2 Amendment of Section 1.18. Section 1.18 is hereby deleted in its entirety and replaced with the following:

“1.18 “Development Compound” shall mean any Development Compound (as such term is defined in the Development Agreement after the Third Amendment Effective Date) other than any Licensable Compound.”

1.3 Amendment of Section 1.38. Section 1.38 is hereby deleted in its entirety and replaced with the following:

“1.38 “Included Compound” shall mean any Included Compound (as such term is defined in the Development Agreement after the Third Amendment Effective Date).”

1.4 Addition of New Definition. The following new definition is hereby added to the end of Article 1 to read in its entirety as follows:

“1.84 “Independent Candidate” shall have the meaning assigned to such term in the Development Agreement.”

1.5 Addition of New Definition. The following new definition is hereby added to the end of Article 1 to read in its entirety as follows:

“1.85 “Licensable Compound” shall mean any: (i) Independent Candidate (and related Included Compounds); (ii) Returned Licensed Product (and related Included Compounds); and (iii) Refused Candidate (and related Included Compounds) but only to the extent that Exelixis may hereafter license, transfer or assign such candidate or product (and/or its related Included Compounds) to a Third Party under the Development Agreement.”

1.6 Addition of new Section 3.2. A new Section 3.2 is hereby added to read in its entirety as follows:

“3.2 Termination of Security Interest in Licensable Compounds. GSK acknowledges and agrees that the definitions of “Development Compound,” “Development Candidate,” and “Included Compounds” have been amended, effective as of the Third Amendment Effective Date and therefore, the definition of Collateral contained in Section 3.1 has been correspondingly amended to exclude Licensable Compounds to the extent that Exelixis may hereafter license, transfer or assign its rights, title and interest in any such compounds or products to a Third Party under the Development Agreement. In the event of any such license, transfer or assignment, GSK shall thereupon, upon receipt of Exelixis’ written request and from time to time at Exelixis’ cost and expense, execute and deliver to Exelixis all amendments to the UCC Financing Statements and Patent Office Filings necessary or useful to evidence the exclusion of such Licensable Compounds from the definition of Collateral. GSK shall execute all documents necessary or useful to exclude such Licensable Compounds from the definition of Collateral in connection with the execution of any license, transfer or assignment of any such Licensable Compound(s) to a Third Party as Exelixis shall reasonably request.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.7 Addition of new Section 9.18. A new Section 9.18 is hereby added to read in its entirety as follows:

“9.18 Notification of Repayment. During the Term, Exelixis shall provide GSK with written notice at least [*] prior to any: (a) repayment by Exelixis of any [*]; or (b) any repurchase or redemption of equity securities if, as a consequence of such repayment, redemption or repurchase, Exelixis would [*]. Upon receipt of such notification, GSK shall have the option, prior to such repayment, redemption or repurchase, to [*]; provided, however, that any [*] shall be made [*]. For the avoidance of doubt, following any [*] by Exelixis, GSK may nevertheless [*] if Exelixis continues to [*]. GSK may exercise such option by so notifying Exelixis in writing. Such notice would not be required and the attendant right [*] would not apply with respect to transactions in the ordinary course of Exelixis’ business.”

1.8 Addition of new Section 9.19. A new Section 9.19 is hereby added to read in its entirety as follows:

“9.19 Inapplicability for Licensable Compounds. Notwithstanding anything to the contrary in this Loan Agreement, as of the Third Amendment Effective Date, the covenants set forth in this Article 9 shall not apply to any Licensable Compounds.”

1.9 Addition of new Section 10.7. A new Section 10.7 is hereby added to read in its entirety as follows:

“10.7 Inapplicability for Licensable Compounds. Notwithstanding anything to the contrary in this Loan Agreement, as of the Third Amendment Effective Date, the covenants set forth in this Article 10 shall not apply to any Licensable Compounds, and Exelixis shall be free to license, sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises any Licensable Compound without the prior written consent of GSK. For clarity, any such license, sale, conditional sale, sale on approval, consignment, lease, encumbrance, transfer, or removal of a Licensable Compound shall not be a default or breach of any of Exelixis’ conditions, representations, warranties, covenants or agreements set forth in the Loan Documents.”

1.10 Amendment of Article 11. Article 11 is hereby deleted in its entirety and replaced with the following:

“Exelixis covenants and agrees to comply with the following financial covenants during the Term:

11.1 Working Capital. Exelixis shall not cause or permit Working Capital to be less than Twenty-Five Million Dollars ($25,000,000), the term “Working Capital” meaning, as of the time of any determination thereof, the amount determined in accordance with GAAP, by which the current assets of Exelixis exceed its current liabilities. For purposes of this definition, current assets shall exclude any restricted cash, and current liabilities shall exclude any deferred revenue.

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11.2 Minimum Cash and Investments. Exelixis shall not cause or permit Cash and Investments to be less than Fifty Million Dollars ($50,000,000). The term “Cash and Investments” meaning, as of the time of any determination thereof, total cash, cash equivalents and investments as reported by Exelixis in its SEC Filings prepared in accordance with GAAP. For purposes of this definition total cash, cash equivalents and investments shall exclude any restricted cash.”

1.11 Amendment of Section 12.1.3. Section 12.1.3 is hereby deleted in its entirety and replaced with the following:

“12.1.3 Termination of Development Agreement. GSK or Exelixis, as the case may be, shall terminate the Development Agreement pursuant to Sections 12.2.1 or 12.4 thereof;”

1.12 Amendment of Exhibit B (Form of Patent Office Filing), Section 1.6. Exhibit B (Form of Patent Office Filing), Section 1.6 is hereby deleted in its entirety and replaced with the following:

“1.6 “Development Candidate” shall mean any Development Candidate (as such term is defined in the Development Agreement after the Third Amendment Effective Date) other than any Licensable Compound.”

1.13 Amendment of Exhibit B (Form of Patent Office Filing), Section 1.8. Exhibit B (Form of Patent Office Filing), Section 1.8 is hereby deleted in its entirety and replaced with the following:

“1.8 “Development Compound” shall mean any Development Compound (as such term is defined in the Development Agreement after the Third Amendment Effective Date) other than any Licensable Compound.”

1.14 Amendment of Exhibit B (Form of Patent Office Filing), Section 1.11. Section 1.11 is hereby deleted in its entirety and replaced with the following:

“1.11 “Included Compound” shall mean any Included Compound (as such term is defined in the Development Agreement after the Third Amendment Effective Date).”

1.15 Addition of new of Exhibit B (Form of Patent Office Filing), Section 2.2. A new Section 2.2 of Exhibit B (Form of Patent Office Filing) is hereby added to read in its entirety as follows:

“2.2 Termination of Security Interest in Licensable Compounds. GSK acknowledges and agrees that the definitions of “Development Compound,” “Development Candidate,” and “Included Compounds” have been amended, effective as of the Third Amendment Effective Date and therefore, the definition of Collateral contained in Section 3.1 has been correspondingly amended to exclude Licensable Compounds to the extent that Exelixis may hereafter license, transfer or assign its rights, title and interest in any such compounds or products to a Third Party under the Development Agreement. In the event of any such license, transfer or assignment, GSK shall thereupon, upon receipt of Exelixis’ written request and from time to time at Exelixis’ cost and expense, execute and deliver to Exelixis all amendments to the UCC Financing Statements and Patent

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Office Filings necessary or useful to evidence the exclusion of such Licensable Compounds from the definition of Collateral. GSK shall execute all documents necessary or useful to exclude such Licensable Compounds from the definition of Collateral in connection with the execution of any license, transfer or assignment of any such Licensable Compound(s) to a Third Party as Exelixis shall reasonably request.”

2. MISCELLANEOUS

2.1 Full Force and Effect. This Third Amendment amends the terms of the Loan Agreement and is deemed incorporated into, and governed by all other terms of, the Loan Agreement. The provisions of the Loan Agreement, as amended by this Third Amendment, remain in full force and effect.

2.2 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Third Amendment.

2.3 Counterparts. This Third Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Third Amendment from separate computers or printers. Facsimile signatures shall be treated as original signatures.

Signature page follows

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

EXELIXIS, INC.		SMITHKLINE BEECHAM CORPORATION

By:	/s/ Frank Karbe	By:	/s/ Donald F. Parman
Print Name:	Frank Karbe	Print Name:	Donald F. Parman
Title:	Chief Financial Officer	Title:	Vice President & Secretary
Date:	01/10/2005	Date:	01/10/2005

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.